UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-13337

Date of Report: March 25, 2009

ADVANCED BATTERY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	22-2497491
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

21 West 39th Street, Suite 2A, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

212-391-2752
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

In a conference call organized by Rodman & Renshaw, management of Advanced Battery Technologies stated that they expect Advanced Battery Technologies to report $10.7 million in revenues and $4.65 million in net income for the first quarter of 2009.  Management also stated that they expect Advanced Battery Technologies to report $66 million in revenues and $27.5 million in net income for the full year 2009.

A playback of the entire conference call may be heard by dialing 1-866-439-4554 and entering PIN 368890.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BATTERY TECHNOLOGIES, INC.
Dated: April 1, 2009	By:	/s/ Fu Zhiguo
Fu Zhiguo, Chief Executive Officer